UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer May 2012 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Company Highlights

- **Premier middle-market franchise in Chicago MSA**
  - Chicago-based bank with a strong position in affluent DuPage and Cook counties.
  - Strategically located to have access to ~80% of middle-market companies in the Chicago MSA.
- **Strong operating earnings and performance metrics**

	MBFI 2012 Q1	Peer Median 2012 Q1
Pre-tax, pre-provision operating earnings - fully tax equivalent basis to average assets	1.84%	1.72%
Net interest margin - fully tax equivalent basis	3.87%	3.55%
Cost of funds	0.60%	0.73%
Core operating expenses, net of fees to average assets	1.54%	1.62%

- **Well-positioned for opportunistic acquisitions**
  - Consolidator of six failed banks.
  - Track record of being disciplined acquirer and experienced integrator.
- **Strong liquidity and capital position**

	March 31, 2012	March 31, 2011
Tangible common equity to tangible assets	8.7%	7.7%
Noninterest bearing deposits to total deposits	24.5%	21.1%
Time deposits to total deposits	29.8%	35.4%

- **Improved and improving asset quality**

	March 31, 2012	March 31, 2011
Non-performing loans to total loans	2.2%	5.0%
Non-performing assets to total assets	1.9%	4.0%
Allowance for loan losses to non-performing loans	100.6%	55.9%

- **Strong and experienced management team**

Source: Company filings, SNL Financial
Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $1.9bn and $16.2bn at March 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust

2

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 58% of deposits Provides 14% of loans High percentage of core funding Low reliance on CDs Focused on low-cost deposits, deposit service fees, and business banking, and card services Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance +8.7% CAGR in commercial loans since 2002 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 80 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Principal lines of business Chicago MSA – 88 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of March 31, 2012

Company Strategy Focus on profitable growth in our key lines of business. Accelerate growth of our fee business revenue/profits. Promising areas include: Leasing Wealth Management Capital Markets International Services Card Services Continue to optimize balance sheet to improve long-term profitability. Improve an already strong deposit base. Increase deposit customer “stickiness.” Keep funding cost among the lowest in the market. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Asset Quality Statistics 5 Source: Company filings NPL composition March 31, 2012 Asset quality ratios March 31, 2012 March 31, 2011 Non-performing loans to total loans 2.2% 5.0% Non-performing assets to total assets 1.9% 4.0% Allowance for loan losses to non-performing loans 100.6% 55.9% Quarterly Non-performing Trends

MB has achieved steady growth in PTPP operating earnings despite challenging market conditions... 6 Net non-interest expense / average assets3 (%) Core fee income / total revenue - FTE (%) Asset yields (%) Source: Company filings, SNL Financial Note: Chicago peers consist of public banks headquartered in Chicago MSA with assets between $1.9bn and $16.2bn at March 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 YTD 2012 annualized as of 3/31/2012 2Pre-tax, pre-provision operating earnings = net income before taxes, on a fully tax equivalent basis, excluding credit loss provision, non-core other income plus tax equivalent adjustment on the increase in cash surrender value of life insurance and non-core other expense 3 Net non-interest expense/average assets = (core other expense – core other income plus tax equivalent adjustment on the increase in cash surrender value of life insurance)/average assets Pre-tax, pre-provision operating earnings - FTE / average assets2 (%) Cost of funds (%) MBFI Chicago Peers Median Net interest margin - FTE (%) 1.58 1.97 1.94 1.84 1.28 1.36 1.55 1.65 1.72 1.35 2008 2009 2010 2011 2012 1 26 24 24 26 26 26 25 23 24 27 2008 2009 2010 2011 2012 1 5.80 4.59 4.82 4.59 4.45 5.80 5.00 4.82 4.54 4.41 2008 2009 2010 2011 2012 1 2.66 0.99 0.70 0.60 2.86 1.73 1.13 0.90 0.74 1.67 2008 2009 2010 2011 2012 1 3.16 3.83 3.90 3.87 2.99 3.04 3.51 3.52 3.55 2.97 2008 2009 2010 2011 2012 1 1.22 1.33 1.37 1.46 1.54 1.56 1.44 1.71 1.59 1.62 2008 2009 2010 2011 2012 1

MB Financial has maintained stronger capital levels than peers 7 Source: Company filings, SNL Financial Note: Ratios are as of December 31, 2008-2011 and March 31, 2012. Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $1.9bn and $16.2bn at March 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust. TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) MBFI Chicago Peers Median 5.6 6.2 7.5 8.4 8.7 4.6 5.5 7.3 7.6 7.6 2008 2009 2010 2011 2012 7.1 8.8 10.9 12.5 13.2 5.4 6.5 8.8 9.0 9.2 2008 2009 2010 2011 2012 14.1 15.5 17.8 19.4 17.1 13.1 13.6 14.0 14.0 14.1 2008 2009 2010 2011 2012 12.1 13.5 15.8 17.4 15.0 10.9 11.4 12.3 11.7 12.1 2008 2009 2010 2011 2012

8 Source: Company filings, SNL Financial Note: Ratios are as of December 31, 2008-2011 and March 31, 2012. Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $1.9bn and $16.2bn at March 31, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust. NPAs / Assets (%) Reserves / Loans (%) Reserves / NPLs (%) Credit metrics better than local peers NPLs / Loans (%) MBFI Chicago Peers Median 1.71 2.84 4.21 2.12 1.94 1.96 3.72 3.93 2.93 2.80 2008 2009 2010 2011 2012 99 65 53 98 101 61 62 63 82 87 2008 2009 2010 2011 2012 2.31 2.71 2.90 2.13 2.17 1.78 2.71 2.75 2.18 2.16 2008 2009 2010 2011 2012 2.34 4.16 5.48 2.17 2.15 2.71 4.41 4.55 3.05 2.73 2008 2009 2010 2011 2012

9 Skilled Acquirer Thirteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings opportunities Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

Track record of being a disciplined acquirer and experienced integrator

2001

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

2002

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

2004

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

2006

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

2008

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

2009

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $158mm in loans (net of discount) and $209mm in core deposits

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $101mm in loans (net of discount) and $122mm in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $104mm in loans (net of discount) and $95mm in core deposits

2010

Broadway Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $786mm in loans (net of discount) and $202mm in core deposits

New Century Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $407mm in loans (net of discount) and $270mm in core deposits

Source: Company filings
Note: Transaction dates indicate announcement date

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Summary Premier middle-market franchise in Chicago MSA Strong operating earnings and performance metrics Well-positioned for opportunistic acquisitions Strong liquidity and capital position Improved and improving asset quality Strong and experienced management team 11

Appendix 12

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; core fee income; total revenue on a fully tax equivalent basis; ratio of core fee income to total revenue on a fully tax equivalent basis; pre-tax, pre-provision operating earnings on a fully tax equivalent basis; ratio of net non-interest expense to average assets (or ratio of core operating expenses, net of fees to average assets) and ratio of pre-tax, pre-provision operating earnings on a fully tax equivalent basis to average assets, with net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the other (non-interest) income components of these ratios and from the calculations of core fee income and pre-tax, pre-provision operating earnings, the FDIC special assessment expense, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the other (non-interest) expense components of these ratios and from the calculation of pre-tax, pre-provision operating earnings, with tax equivalent adjustments for tax-exempt interest income and increase in cash surrender value of life insurance, as applicable; and ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets. Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. The tax equivalent adjustments to net interest margin, pre-tax, pre-provision operating earnings, other income and total revenue recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that others within the banking industry present these measures on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. For the same reasons, management believes the tax equivalent adjustments for tax-exempt interest income and increase in cash surrender value of life insurance are useful. Management believes that pre-tax, pre-provision operating earnings are a useful measure in assessing our operating performance, particularly during times of economic stress. In recent periods, our results of operations have been negatively impacted by adverse economic conditions, as seen in our elevated levels of loan charge-offs and provision for credit losses. Management believes that measuring earnings before the impact of the provision for credit losses makes our financial data more comparable between reporting periods so that investors can better understand our operating performance trends. Management also believes that this is a standard figure used in the banking industry to measure performance. Management believes that core and non-core other (fee) income and other (operating) expense are useful in assessing our operating performance and in understanding the primary drivers of our other (fee) income and other expense when comparing periods. 13

Non-GAAP Disclosure Reconciliations Management also believes that by excluding net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the other (non-interest) income components and excluding the FDIC special assessment expense, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation from the other (non-interest) expense components of the ratios of net non-interest expense to average assets and pre-tax, pre-provision operating earnings to average assets as well as the calculation of pre-tax, pre-provision operating earnings, and, in the case of the income-related items, the calculation of core fee income, this information better reflects our operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes this information more meaningful when comparing our operating results from period to period. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 14 Net interest margin 2008 2009 2010 2011 YTD 2012 (1) Net interest margin 3.03% 2.85% 3.72% 3.75% 3.64% Plus: tax equivalent effect 0.13% 0.12% 0.11% 0.15% 0.23% Net interest margin, fully tax equivalent 3.16% 2.97% 3.83% 3.90% 3.87% (1) Annualized

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 15 387,069 2008 2009 2010 2011 2011 2012 875,799 $ 1,057,658 $ 1,150,682 $ 1,198,308 $ 1,155,981 $ 1,215,430 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 16,754 24,510 22,853 19,171 21,927 18,354 471,976 $ 646,079 $ 740,760 $ 792,068 $ 746,985 $ 810,007 $ Common stockholders' equity - as reported Tangible common equity December 31, March 31,

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 16 387,069 2008 2009 2010 2011 2011 2012 8,819,763 $ 10,865,393 $ 10,320,364 $ 9,833,072 $ 10,071,343 $ 9,671,600 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 16,754 24,510 22,853 19,171 21,927 18,354 8,415,940 $ 10,453,814 $ 9,910,442 $ 9,426,832 $ 9,662,347 $ 9,266,177 $ December 31, March 31, Total assets - as reported Tangible assets

Non-GAAP Disclosure Reconciliations (continued) 17 Net Non-interest Expense to Average Assets Calculation (in thousands) Three Months Ended March 31, 2008 2009 2010 2011 2012 Non-interest expense 183,390 $ 223,750 $ 258,776 $ 269,633 $ 67,331 $ Adjustment for FDIC special assessment - 3,850 - - - Adjustment for impairment charges - 4,000 - 1,594 - Adjustment for (decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 501 Non-interest expense - as adjusted 185,047 215,190 258,214 268,079 66,830 Other income 80,393 127,154 185,756 109,106 22,854 Less net gains (losses) on securities available for sale 1,130 14,029 18,648 640 (3) Less net (losses) gains on sale of other assets (1,104) (13) 630 283 (17) Less net gain on sale of loans held for sale - - - 1,790 - Less net gains (losses) on other real estate owned 455 (429) (9,284) (13,613) (6,589) Less acquisition related gains - 28,547 62,649 - - Less (decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 501 Other income - as adjusted 81,569 84,310 112,551 120,046 28,962 Less tax equivalent adjustment on the increase in cash surrender value of life insurance 2,853 1,324 1,893 2,357 494 Net non-interest expense 100,625 $ 129,556 $ 143,770 $ 145,676 $ 37,374 $ Average assets 8,240,344 9,777,288 10,506,028 9,956,133 9,736,702 Net non-interest expense to average assets 1.22% 1.33% 1.37% 1.46% 1.54%

Non-GAAP Disclosure Reconciliations (continued)

Pre-Tax, Pre-Provision Operating Earnings (in thousands)

	2008	2009	2010	2011	Three Months Ended March 31, 2012
(Loss) income before income taxes	$ (7,830)	$ (77,844)	$ 20,552	$ 43,996	$ 29,516
Provision for credit losses	125,721	231,800	246,200	120,750	3,100
Pre-tax, pre-provision earnings	117,891	153,956	266,752	164,746	32,616
Tax equivalent adjustment on tax-exempt interest income	9,890	10,625	10,458	13,188	4,756
Tax equivalent adjustment on the increase in cash surrender value of life insurance	2,853	1,324	1,893	2,357	494
Pre-tax, pre-provision earnings on a fully tax equivalent basis	130,634	165,905	279,103	180,291	37,866
Non-core other income					
Net gains (losses) on other real estate owned	455	(429)	(9,284)	(13,613)	(6,589)
Net gains (losses) on securities available for sale	1,130	14,029	18,648	640	(3)
Net (loss) gain on sale of other assets	(1,104)	(13)	630	283	(17)
Net gain on sale of loans held for sale	-	-	-	1,790	-
Acquisition related gains	-	28,547	62,649	-	-
(Decrease) increase in market value of assets held in trust for deferred compensation	(1,657)	710	562	(40)	501
Total non-core other income	(1,176)	42,844	73,205	(10,940)	(6,108)
Non-core other expense					
FDIC special assessment	-	3,850	-	-	-
Impairment charges	-	4,000	-	1,594	-
(Decrease) increase in market value of assets held in trust for deferred compensation	(1,657)	710	562	(40)	501
Total non-core other expense	(1,657)	8,560	562	1,554	501
Pre-tax, pre-provision operating earnings	$ 130,153	$ 131,621	$ 206,460	$ 192,785	$ 44,475
Average Assets	$8,240,344	$9,777,288	$10,506,028	$ 9,956,133	$ 9,736,702
Annualized pre-tax, pre-provision operating earnings to average assets	1.58%	1.35%	1.97%	1.94%	1.84%

18

mb

Non-GAAP Disclosure Reconciliations (continued) 19 Core fee income (in thousands) Three Months Ended March 31, 2008 2009 2010 2011 2012 Other income 80,393 $ 127,154 $ 185,756 $ 109,106 $ 22,854 $ Less net gains (losses) on securities available for sale 1,130 14,029 18,648 640 (3) Less net (losses) gains on sale of other assets (1,104) (13) 630 283 (17) Less net gain on sale of loans held for sale (A) - - - 1,790 - Less net gains (losses) on other real estate owned (B) 455 (429) (8,511) (9,971) (4,348) Less (losses) net gains on other real estate owned related to FDIC transactions (B) - - (773) (3,642) (2,241) Less acquisition related gains - 28,547 62,649 - - Less (decrease) increase in market value of assets held in trust for deferred compensation (A) (1,657) 710 562 (40) 501 Core fee income 81,569 $ 84,310 $ 112,551 $ 120,046 $ 28,962 $ The following letters denote the corresponding line items where these non-core other income items reside in the consolidated statements of income: (A) - Other operating income (B) - Net loss recognized on other real estate owned

Non-GAAP Disclosure Reconciliations (continued) 20 Total revenue, fully tax equivalent reconciliation (in thousands) Three Months Ended March 31, 2008 2009 2010 2011 2012 Net interest income 220,888 $ 250,552 $ 339,772 $ 325,273 $ 77,093 $ Plus: tax equivalent effect 9,890 10,625 10,458 13,188 4,756 Net interest income, fully tax equivalent 230,778 261,177 350,230 338,461 81,849 Core fee income 81,569 84,310 112,551 120,046 28,962 2,853 1,324 1,893 2,357 494 Total revenue, fully tax equivalent 315,200 $ 346,811 $ 464,674 $ 460,864 $ 111,305 $ Core fee income to total revenue, fully tax equivalent 26% 24% 24% 26% 26% Plus: tax equivalent adjustment on the increase in cash surrender value of life insurance

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer May 2012 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of May, 2012.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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